Earnings Per Share - Summary of Basic and Diluted Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2019	Oct. 31, 2018	Jan. 31, 2018
Basic Earnings Per Share
Net income attributable to bank shareholders	$ 1,510	$ 1,697	$ 973
Dividends on preferred shares	(52)		(45)
Net income available to common shareholders	$ 1,458		$ 928
Weighted-average number of common shares outstanding	638,927		647,670
Basic earnings per share	$ 2.28	$ 2.58	$ 1.43
Diluted Earnings Per Share
Net income available to common shareholders adjusted for impact of dilutive instruments	$ 1,458		$ 928
Weighted-average number of common shares outstanding	638,927		647,670
Effect of dilutive instruments
Stock options potentially exercisable	4,704		5,918
Common shares potentially repurchased	(3,218)		(3,733)
Weighted-average number of diluted common shares outstanding	640,413		649,855
Diluted earnings per share	$ 2.28	$ 2.58	$ 1.43